FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 20, 1996


                        TELEPHONE AND DATA SYSTEMS, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


         Iowa                    1-8251                  36-2669023
       --------                ----------               ------------
    (State or other           (Commission              (IRS Employer
    jurisdiction of           File Number)            Identification No.)
    incorporation)



   30 North LaSalle Street, Chicago, Illinois                  60602
   ------------------------------------------                ----------
    (Address of principal executive offices)                 (Zip Code)

    Registrant's telephone number, including area code:  (312) 630-1900


                                 Not Applicable
                             ----------------------
          (Former name or former address, if changed since last report)


            The Exhibit Index is Located on Page 4 of 5 Total Pages.





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Item 5.   Other Events.

         On February 20, 1996, the Company announced that its subsidiary American Portable Telecom, Inc. filed a registration statement with the Securities and Exchange Commission covering an initial public offering of 11.0 million Common Shares.

         This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by the Company relating to such announcement as an exhibit.

Item 7.           Financial Statements and Exhibits

(c)      Exhibits

         The exhibits  accompanying  this report are listed in the  accompanying
Exhibit Index.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




Telephone and Data Systems, Inc.
(Registrant)

Date:    February 23, 1996


By:  /s/ GREGORY J. WILKINSON
     ------------------------
Gregory J. Wilkinson
Vice President and Controller
(principal accounting officer)












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                                  EXHIBIT INDEX


Exhibit Number             Description of Exhibit    Sequentially Numbered Page
--------------             ----------------------    --------------------------
         99                  News Release dated                  5
                             February 20, 1996














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